UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2020

CNL HEALTHCARE PROPERTIES II, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55777	47-4524619
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

450 South Orange Avenue, Orlando, FL		32801
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (407) 650-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.01	Completion of Acquisition or Disposition of Assets

Sale of Summer Vista and Riverview Properties

As previously reported in a Current Report on Form 8-K filed on January 28, 2020, CHP II Riverview FL Owner, LLC, a Delaware limited liability company, CHP II Riverview FL Tenant, LLC, a Delaware limited liability company, CHP II Summer Vista FL Owner, LLC, a Delaware limited liability company and CHP II Summer Vista FL Tenant, LLC, a Delaware limited liability company (collectively, the “Sellers”), each an operating subsidiary of CNL Healthcare Properties II, Inc. (the “Company”), entered into a Purchase and Sale Agreement and Joint Escrow Instructions (the “Purchase and Sale Agreement”) with WP Crossings SR-FL Owner, LLC and WP SummerVista SR-FL Owner, LLC, each a Delaware limited liability company and affiliate of Waypoint Residential, LLC (collectively the “Buyer”), for the sale (the “Sale”) of the Company’s two remaining senior assisted living facility properties (the “Properties”) for approximately $48,850,000 in cash, subject to certain pro-rations and other adjustments as described in the Purchase and Sale Agreement (the “Purchase Price”).

On February 28, 2020 (the “Closing Date”), the Sellers and Buyer consummated the Sale, which resulted in net cash proceeds to the Company of approximately $42.1 million after closing costs and repayment of indebtedness secured by the Properties sold (the “Sale Proceeds”). The Company intends to use a portion of the remainder of the Sale Proceeds to continue to execute on its stockholder-approved plan of liquidation and dissolution by satisfying outstanding liabilities. The Company anticipates making a final liquidating distribution to the Company’s stockholders and dissolving the Company on or before March 30, 2020. The Company has no remaining real estate assets.

Item 7.01	Regulation FD Disclosure

The Company will e-mail its stockholders’ financial advisors a letter notifying them of the closing of the Sale and advising of related matters. A copy of the letter to financial advisors is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference solely for the purposes of this Item 7.01 disclosure.

Pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), the information contained in this Item 7.01 disclosure, including Exhibit 99.1 and the information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall any of such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

By furnishing the information contained in this Item 7.01 disclosure, including Exhibit 99.1, the Company makes no admission as to the materiality of such information.

Item 8.01	Other Events

The Company’s advisor (the “Advisor”), its affiliates and related parties also are entitled to reimbursement of certain operating expenses in connection with their provision of services to the Company, including personnel costs, subject to the limitation that the Company will not reimburse the Advisor for any amount by which operating expenses exceed the greater of 2% of its average invested assets or 25% of its net income in any four consecutive fiscal quarters (“Expense Year”) unless approved by the independent directors. For the Expense Year ended December 31, 2019, the Company’s total operating expenses were in excess of this limitation by approximately $7,300. As of December 31, 2019, the Company had received cumulative approvals from its independent directors for total operating expenses in excess of this limitation of approximately $0.9 million. The Company’s independent directors determined that the higher relationship of operating expenses to average invested assets for the Expense Year ended December 31, 2019, was justified given the cost of operating a public company and the medical office building sale undertaken in the second quarter of 2019 in connection with the exploration of strategic alternatives, which further reduced the Company’s already limited number of investments.

Item 9.01	Financial Statements and Exhibits

(b)	Pro forma financial information.

The following unaudited pro forma condensed consolidated statement of net assets at September 30, 2019 illustrates the estimated effects of the sale of the Properties referred to in Item 2.01 above (the “Transaction”) as if it had occurred as of September 30, 2019.

The unaudited pro forma condensed consolidated statement of changes in net assets for the period from September 1, 2019 through September 30, 2019, and the unaudited condensed consolidated statements of operations for the eight months ended August 31, 2019 and for the year ended December 31, 2018 (the “Pro Forma Periods”), includes certain pro forma adjustments to illustrate the estimated effects of the Transaction as if it had occurred on the first day of each of the Pro Forma Periods.

The unaudited pro forma condensed consolidated statement of net assets, statement of changes in net assets and statements of operations are presented for informational purposes only and do not purport to be indicative of the Company’s financial results as if the Transaction reflected herein had occurred on the first date of or been in effect during the Pro Forma Periods. Further, the unaudited pro forma condensed consolidated statement of net assets, statement of changes in net assets and statements of operations should not be viewed as indicative of the Company’s financial results in the future; and they should be read in conjunction with the Company’s financial statements as filed with the SEC on Form 10-Q for the nine months ended September 30, 2019 and on Form 10-K for the year ended December 31, 2018.

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF NET ASSETS

SEPTEMBER 30, 2019

(Liquidation Basis)

		Summer Vista
		and Riverview
	Historical	Properties Sold		Pro Forma
	September 30,	Pro Forma		September 30,
	2019	Adjustments		2019
ASSETS

Real estate investment properties	$48,000,000	$(48,000,000	) (a)	$—
Cash	4,652,043	47,958,725	(a)
		(6,164,042	) (b)	46,446,726
Restricted cash	321,115	—		321,115
Other assets	249,320	—		249,320

Total Assets	$53,222,478	$(6,205,317)		$47,017,161

LIABILITIES

Mortgage loans	$6,150,000	$(6,150,000	) (b)	$—
Liability for estimated costs in excess of estimated receipts during liquidation	2,369,538	(169,344	) (c)	2,200,194
Accounts payable and accrued liabilities	908,002	(14,042	) (b)	893,960
Other liabilities	38,495	—		38,495
Due to related parties	78,079	—		78,079

Total Liabilities	9,544,114	(6,333,386)		3,210,728

Commitments and contingencies

Net assets in liquidation	$43,678,364	$128,069		$43,806,433

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD FROM SEPTEMBER 1, 2019 TO SEPTEMBER 30, 2019

(Liquidation Basis)

	Historical	Summer Vista		Pro Forma
	September 1, 2019	and Riverview		September 1, 2019
	through	Properties Sold		through
	September 30,	Pro Forma		September 30,
	2019	Adjustments		2019
Net assets in liquidation, beginning of period	$43,796,825	$128,069	(a)	$43,924,894
Changes in net assets in liquidation:
Cash payments net of cash receipts	(118,461)	—		(118,461)

Net assets in liquidation, end of period	$43,678,364	$128,069		$43,806,433

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE EIGHT MONTHS ENDED AUGUST 31, 2019

(Going Concern Basis)

		Summer Vista
		and Riverview
	Historical	Properties Sold	Pro Forma
	August 31,	Pro Forma	August 31,
	2019	Adjustments (a)	2019
Revenues:
Resident fees and services	$5,841,081	$(5,841,081)	$—

Total revenues	5,841,081	(5,841,081)	—

Operating Expenses:
Property operating expenses	3,735,511	(3,735,511)	—
General and administrative expenses	1,197,034	(4,870)	1,192,164
Property management fees	291,842	(291,842)	—
Depreciation and amortization	1,795,444	(1,795,444)	—

Total expenses	7,019,831	(5,827,667)	1,192,164

Operating loss	(1,178,750)	(13,414)	(1,192,164)

Other income (expense):
Interest and other income	27,004	(178)	26,826
Interest expense and loan cost amortization	(567,415)	567,415 (b)	—

Total other expense	(540,411)	567,237	26,826

Loss before income taxes	(1,719,161)	553,823	(1,165,338)
Income tax expense	(30,533)	30,533 (c)	—

Net loss	$(1,749,694)	$584,356	$(1,165,338)

Net income per share of common stock (basic and diluted) from continuing operations	$(0.36)		$(0.24)

Weighted average number of shares of common stock outstanding (basic and diluted)	4,899,139		4,899,139

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2018

		Summer Vista
		and Riverview
	Historical	Properties Sold	Pro Forma
	December 31,	Pro Forma	December 31,
	2018	Adjustments (a)	2018
Revenues:
Resident fees and services	$5,905,098	$(5,905,098)	$—
Rental income and tenant reimbursements	1,532,218	—	1,532,218

Total revenues	7,437,316	(5,905,098)	1,532,218

Operating Expenses:
Property operating expenses	4,230,905	(3,631,213)	599,692
General and administrative expenses	1,211,915	(4,271)	1,207,644
Property management fees	381,465	(336,476)	44,989
Depreciation and amortization	2,304,728	(1,779,306)	525,422
Acquisition fees and expenses	818	—	818

Total expenses	8,129,831	(5,751,266)	2,378,565

Operating loss	(692,515)	(153,832)	(846,347)

Other income (expense):
Interest and other income	15,819	(188)	15,631
Interest expense and loan cost amortization	(1,127,693)	796,368 (b)	(331,325)

Total other expense	(1,111,874)	796,180	(315,694)

Loss before income taxes	(1,804,389)	642,348	(1,162,041)
Income tax expense	(794)	794 (c)	—

Net loss	$(1,805,183)	$643,142	$(1,162,041)

Class A Common Stock (basic and diluted):
Net loss attributable to Class A Stockholders	$(661,345)		$(425,724)

Net loss per share of Class A common stock outstanding	$(0.43)		$(0.28)

Weighted average number of Class A common shares outstanding	1,547,449		1,547,449

Class T Common Stock (basic and diluted):
Net loss attributable to Class T Stockholders	$(1,025,147)		$(659,913)

Net loss per share of Class T common stock outstanding	$(0.43)		$(0.28)

Weighted average number of Class T common shares outstanding	2,398,691		2,398,691

Class I Common Stock (basic and diluted):
Net loss attributable to Class I Stockholders	$(118,691)		$(76,404)

Net loss per share of Class I common stock outstanding	$(0.43)		$(0.28)

Weighted average number of Class I common shares outstanding	277,718		277,718

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	Basis of Presentation

The accompanying unaudited pro forma condensed consolidated statement of net assets of the Company is presented as if the disposition of the Properties described in Note 2. “Pro Forma Transaction” had occurred as of September 30, 2019. The accompanying unaudited pro forma condensed consolidated statement of changes in net assets for the period from September 1, 2019 through September 30, 2019 and the condensed consolidated statements of operations of the Company presented for the eight months ended August 31, 2019 and for the year ended December 31, 2018 (the “Pro Forma Periods”) include certain pro forma adjustments to illustrate the estimated effect of the Company’s disposition, described in Note 2. “Pro Forma Transaction”, as if it had occurred as of the first day of each of the Pro Forma Periods presented. The amounts included in the historical columns represent the Company’s historical statement of net assets, statement of changes in net assets and operating results for the Pro Forma Periods presented as filed with the Securities and Exchange Commission.

The accompanying unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Article 11 of Regulation S-X and do not include all of the information and note disclosures required by generally accepted accounting principles of the United States (“GAAP”). Pro forma financial information is intended to provide information about the continuing impact of a transaction by showing how a specific transaction or group of transactions might have affected historical financial statements. Pro forma financial information illustrates only the isolated and objectively measurable (based on historically determined amounts) effects of a particular transaction, and excludes effects based on judgmental estimates of how historical management practices and operating decisions may or may not have changed as a result of the transaction. Therefore, pro forma financial information does not include information about the possible or expected impact of current actions taken by management in response to the pro forma transaction, as if management’s actions were carried out in previous reporting periods.

This unaudited pro forma condensed consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company’s financial results or financial position as if the transaction reflected herein had occurred or been in effect during the Pro Forma Periods. In addition, this unaudited pro forma condensed consolidated financial information should not be viewed as indicative of the Company’s expected financial results for future periods.

2.	Pro Forma Transaction

On January 24, 2020, CHP II Riverview FL Owner, LLC, a Delaware limited liability company, CHP II Riverview FL Tenant, LLC, a Delaware limited liability company, CHP II Summer Vista FL Owner, LLC, a Delaware limited liability company and CHP II Summer Vista FL Tenant, LLC, a Delaware limited liability company (collectively, the “Sellers”), each an operating subsidiary of CNL Healthcare Properties II, Inc. (the “Company”), entered into a Purchase and Sale Agreement and Joint Escrow Instructions (the “Purchase and Sale Agreement”) with WP Crossings SR-FL Owner, LLC and WP SummerVista SR-FL Owner, LLC, each a Delaware limited liability company and affiliate of Waypoint Residential, LLC (collectively the “Buyer”), for the sale of the Company’s two remaining senior assisted living facility properties (the “Properties”). The purchase price for these Properties was approximately $48.9 million excluding transaction costs.

On February 28, 2020, the Company completed the sale of the Properties.

3.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statement of Net Assets

The adjustments to the unaudited pro forma condensed consolidated statement of net assets represent adjustments needed to the Company’s historical statement of net assets as if the completed disposition of the Properties occurred as of September 30, 2019.

CNL HEALTHCARE PROPERTIES II, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

3.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statement of Net Assets (continued):

(a)

These adjustments reflect the net sales proceeds received from the completed disposition of the Properties and the elimination of the related account balances as if the sale was consummated as of September 30, 2019. The estimated liquidation value of the Properties was approximately $48.9 million as of September 30, 2019.

Summer Vista
and Riverview
Properties Sold
Sale Price	$48,850,000
Closing and transaction costs	(891,275)

Net sales proceeds	$47,958,725

(b)	These adjustments reflect the use of a portion of the net cash proceeds received from the completed sale of the Properties to pay down existing indebtedness, including accrued interest.

(c)	These adjustments reflect the reduction of estimated costs in excess of estimated receipts during liquidation.

4.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets

The adjustments to the unaudited pro forma condensed consolidated statement of changes in net assets represent adjustments needed to the Company’s historical statement of changes in net assets as if the completion of the disposition of the Properties had occurred on the first day of the Pro Forma Period presented.

(a)

Net assets in liquidation increased primarily as a result of a change in estimate of closing and transaction costs related to the sale of the Properties, offset partially by a reduction in estimated receipts in excess of estimated costs during liquidation.

5.	Adjustments to Unaudited Pro Forma Condensed Consolidated Statements of Operations

The adjustments to the unaudited pro forma condensed consolidated statements of operations represent adjustments needed to the Company’s historical results to remove the historical operating results of the completed sale of the Properties as if it had occurred on the first day of the first Pro Forma Period presented.

(a)

Except as described in (b) and (c) below, these amounts represent the elimination of the operations on the completed sale of the Properties from the historical amounts for the eight months ended August 31, 2019 and for the year ended December 31, 2018, to give effect to the completed sale of the Properties as if the sale occurred on the first day of the first Pro Forma Period presented.

(b)

Amounts represents the elimination of interest expense and loan cost amortization to reflect the use of net cash proceeds from the completed sale of the Properties, to retire indebtedness that was collateralized by the Properties as if the sale occurred on the first day of the first Pro Forma Period presented.

(c)

Amounts represent the elimination of income tax expenses incurred as a result of the operations of the Properties from the historical amounts for the eight months ended August 31, 2019 and for the year ended December 31, 2018, to give effect to the completed sale of the Properties as if the sale occurred on the first day of the first Pro Forma Period presented.

(d)	Exhibits

99.1	Correspondence with financial advisors of stockholders of CNL Healthcare Properties II, Inc. dated March 4, 2020.

Caution Concerning Forward-Looking Statements

Certain statements in this document may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends that all such forward-looking statements be covered by the safe-harbor provisions for forward-looking statements of Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable.

All statements, other than statements that relate solely to historical facts, including, among others, statements regarding the Company’s future financial position, business strategy, projected levels of growth, projected costs and projected financing needs, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of the management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should,” “continues,” “pro forma” or similar expressions. Forward-looking statements are not guarantees of future performance and actual results may differ materially from those contemplated by such forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to, the factors detailed in our annual report for the year ended December 31, 2018, and other documents filed from time to time with the Securities and Exchange Commission.

Many of these factors are beyond the Company’s ability to control or predict. Such factors include, but are not limited to: changes in general economic conditions in the U.S. or globally (including financial market fluctuations); risks associated with our investment strategy; risks associated with the real estate markets in which the Company invests; risks associated with the use of debt to finance the Company’s business activities, including refinancing and interest rate risk and the Company’s failure to comply with its debt covenants; the Company’s failure to obtain, renew or extend necessary financing or to access the debt or equity markets; competition for properties and/or tenants in the markets in which the Company engages in business; the impact of current and future environmental, zoning and other governmental regulations affecting the Company’s properties; the Company’s ability to make necessary improvements to properties on a timely or cost-efficient basis; risks related to development projects or acquired property value-add conversions, if applicable (including construction delays, cost overruns, the Company’s inability to obtain necessary permits and/or public opposition to these activities); defaults on or non-renewal of leases by tenants; failure to lease properties at all or on favorable rents and terms; unknown liabilities in connection with acquired properties or liabilities caused by property managers or operators; the Company’s failure to successfully manage growth or integrate acquired properties and operations; increases in operating costs and other expense items and costs, uninsured losses or losses in excess of the Company’s insurance coverage; the impact of outstanding or potential litigation; risks associated with the Company’s tax structuring; the Company’s failure to qualify and maintain its status as a real estate investment trust; and the Company’s ability to protect its intellectual property and the value of its brands.

Management believes these forward-looking statements are reasonable; however, such statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and the Company may not be able to realize them. Investors are cautioned not to place undue reliance on any forward-looking statements which are based on current expectations. All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by these cautionary statements. Further, forward-looking statements speak only as of the date they are made and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless otherwise required by law.

For further information regarding risks and uncertainties associated with our business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of our documents filed from time to time with the U.S. Securities and Exchange Commission, including, but not limited to, our annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained from our website at http://www.cnlhealthcarepropertiesII.com.

We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CNL Healthcare Properties II, Inc.

March 4, 2020

	By:	/s/ Ixchell C. Duarte
Ixchell C. Duarte
Chief Financial Officer, Treasurer and Senior Vice President